UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 4, 2013

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2013, the Board of Directors of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. (the "General Partner"), elected Brian R. Ford, age 64, to serve as a Director of the General Partner, effective November 1, 2013. Mr. Ford will serve on the Audit and Corporate Governance Committees of the General Partner’s Board of Directors, also effective November 1, 2013. Mr. Ford will receive an annual retainer of $65,000, pro-rated for the number of months Mr. Ford serves as a Director of the General Partner during the 2014 fiscal year. In addition, Mr. Ford will receive a pro-rated annual retainer of $20,000 for his service as a member of the Audit Committee. It is anticipated that Mr. Ford will receive an equity grant in January of 2014 consistent with the General Partner's director compensation practices.

Mr. Ford served as the Chief Executive Officer of Washington Philadelphia Partners, LP, a real estate investment company, from 2008 to 2010. Prior to that, Mr. Ford was a partner of Ernst & Young LLP, a multinational professional services firm offering assurance, tax, consulting, and advisory services, where he served in various roles of increasing responsibility from 1971 until his retirement in 2008.

Mr. Ford currently serves as a member of the Board of Directors, as Chairman of the Audit Committee, and as a member of the Governance and Nominating Committee of GulfMark Offshore, Inc., a public, global provider of marine transportation. Mr. Ford also serves as a member of the Board of Directors and as a member of the Audit, Compensation, and Corporate Governance, Conflicts and Nominating Committees of NRG Yield, Inc., a public, wholly owned subsidiary of NRG Energy, Inc. that invests in contracted renewable and conventional generation and thermal infrastructure assets. Mr. Ford also serves on the Board of Trustees of Drexel University, the Board of Directors of the Drexel College of Medicine and the Advisory Boards of Rutgers School of Business and the Drexel Law School.

A copy of the General Partner’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of AmeriGas Propane, Inc. dated October 10, 2013.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

October 10, 2013	By:	Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President and Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release of AmeriGas Propane, Inc. dated October 10, 2013.